ChromaDex Earnings Conference Call Second Quarter 2023 Rob Fried Chief Executive Officer Brianna Gerber Chief Financial Officer Andrew Shao SVP Scientific & Regulatory Affairs Nasdaq: CDXC | August 9, 2023

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT 2 This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2023 financial outlook, and which may be identified by the use of words like “expects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “probable,” “believes,” “seeks,” “may,” “will,” “should,” “could,” “predicts,” “projects,” “continue,” “would” or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows, planned investments, and financial performance, business, business strategy, expansion, growth, key drivers (including cost savings and increased investments), products and services we recently offered and their impact on our performance or products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (the “Commission”), and in subsequent filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include but are not limited to: inflationary conditions and adverse economic conditions; our history of operating losses and need to obtain additional financing; the growth and profitability of our product sales; our ability to maintain sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; risks of conducting business in China; and the risks and uncertainties associated with our business and financial condition in general. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. About Non-GAAP Financial Measures ChromaDex’s non-GAAP financial measure, Adjusted EBITDA, is defined as net income before interest, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense and other income from the Employee Retention Tax Credit. ChromaDex used this non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. This non-GAAP measure should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. Reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is attached to this presentation. FDA Disclaimer Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

3 Q2 2023 & Recent Highlights (1) See slide 11 for the non-GAAP reconciliation • Total company and Tru Niagen® net sales up 21% and 16% YoY, respectively. • E-Commerce sales grew 8% YoY with a significant improvement in marketing efficiencies. More broadly, total company sales and marketing expense was lower by $2.0 million and lower as a percentage of net sales YoY (29.6% vs 47.9%). • Delivered strong gross margins of 60.8% and a $1.8 million reduction in operating expenses, reflecting focused marketing investments, slightly higher R&D due to investments in innovation, and slightly higher G&A, with increased severance and bad debt expense offsetting other cost savings. • Net loss was $2.2 million or, $0.03 loss per share, an improvement of $4.2 million or $0.06 per share, YoY. • Underlying business, as measured by Adjusted EBITDA, was a positive $0.2 million, an improvement of $4.9 million YoY. (1) • Achieved positive operating cash flows for a second consecutive quarter, ending with $26.4 million in cash and no debt. • Two published abstracts, originally presented in April 2023, highlighted the significance of NAD+ in glaucoma patients and that supplementation with nicotinamide riboside, NR, shows promising effects. • The ChromaDex External Research Program celebrated its 10th anniversary, over which time it amassed 275+ global research agreements with 225+ independent, expert investigators, to uncover the potential of elevating NAD+ through Niagen®. • Revised full year 2023 financial outlook, with modest adjustment to G&A expense to include higher severance and bad debt incurred in Q2, and increased revenue expectations, targeting at least 15% growth YoY. Conservatively, outlook does not include new partnership opportunities in 2H 2023. Delivered on both top and bottom-line results, underlining continued operational discipline with a commitment to accelerated growth. Expectations for heavier R&D and legal expenses in latter half of 2023 to fund innovation and protect IP.

Management Team 4 Rob Fried Chief Executive Officer E-commerce & entertainment industry executive Savoy Pictures, Columbia Pictures, Fried Films, FeeIn, WHN, Healthspan Research Brianna Gerber Chief Financial Officer Over 20 years of diverse experience in investment management and finance at the Capital Group, Mattel, and ChromaDex Heather Van Blarcom SVP, Legal & Corporate Secretary Over two decades of industry experience with extensive knowledge of FDA and FTC regulations Andrew Shao SVP, Global Regulatory & Scientific Affairs Over two decades of global nutrition industry experience at Amway, Herbalife Nutrition, and the Council for Responsible Nutrition David Kroes SVP, People Matter(s) Over 20 years of diverse Human Resources experience consulting in companies at various stages of growth to enhance culture, improve productivity, and promote diversity, equity, and inclusion Jason Campbell SVP, Business Development Over 25 years of life science business experience specialized in clinical research, biotechnology, drug discovery and development, and food and nutrition quality and safety

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) 5 Financial Highlights

6 Q2 2023 Net Sales Mix E-Commerce 65% Watson's & Other B2B 23% Niagen® Ingredient 8% Analytical Reference Standards & Services 4% Q2 2022 $16.7 MM E-Commerce 64% Watson's & Other B2B 19% Niagen® Ingredient 12% Analytical Reference Standards & Services 4% Other Ingredients 1% $20.3 MM Q2 2023 • Tru Niagen® net sales decreased to 83% of net sales for Q2 2023 compared to 87% in Q2 2022(1) • Niagen®-related net sales remained steady at 95% of net sales for both Q2 2023 and Q2 2022(2) Higher mix of Niagen® ingredient sales compared to the prior year as Q2 2023 sales were boosted by strengthened relationships with existing partners. (1) Tru Niagen® net sales include E-Commerce, Watson’s/Other B2B (2) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

7 Q2 2023 Net Sales Q2 2023 Net Sales ($ in millions) 13.0 3.9 2.5 0.7 0.2 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients $16.9 YoY % (vs Q2 2022) +8% +53% +72% (1)% +1940% +21% Tru Niagen® business was up 16% year-over-year, fueled by growth in E-Commerce and Watson’s sales, paired with growth in Niagen ingredient sales, up 72% year-over-year. Total Growth Rates

8 Strong growth in Niagen®-related business, up 28% year-over-year, driven by E-Commerce business, Watson’s sales and Niagen® ingredient sales. Year-to-Date 2023 Net Sales YTD 2023 Net Sales ($ in millions) Total +26% +10% +43% +148% (6)% +41% YoY % (vs YTD 2022) $34.5 25.2 9.3 6.4 1.5 0.4 E-Commerce Watson's & Other B2B Niagen® Ingredient Analytical Reference Standards & Services Other Ingredients

9 2021 – 2023 YTD Net Sales Summary ($ in millions) 2021 2022 2023 Description Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 E-Commerce 9.6 10.6 10.5 11.1 41.8 10.9 12.0 11.3 11.1 45.3 12.2 13.0 Watsons 1.6 2.9 2.6 2.2 9.3 2.6 1.5 2.6 3.3 10.0 3.7 3.0 Other B2B 1.3 1.8 1.6 0.8 5.6 1.4 1.0 0.7 1.7 4.8 1.7 0.9 Total TRU NIAGEN 12.4 15.4 14.8 14.1 56.7 14.9 14.5 14.6 16.1 60.1 17.6 16.9 NIAGEN Ingredient 1.2 1.3 1.7 2.5 6.7 1.1 1.5 1.8 3.9 8.3 3.9 2.5 NIAGEN Related Revenues 13.6 16.7 16.4 16.6 63.4 16.0 16.0 16.4 20.0 68.4 21.5 19.4 Other Ingredients 0.1 0.2 0.1 0.2 0.7 0.3 0.0 0.0 0.1 0.4 0.2 0.2 Analytical Reference Standards & Services 0.9 0.8 0.8 0.9 3.4 0.9 0.7 0.7 0.9 3.2 0.8 0.7 Total Net Sales 14.7 17.7 17.3 17.8 67.4 17.2 16.7 17.1 21.0 72.0 22.5 20.3 TRU NIAGEN as % of Total Net Sales 85% 87% 85% 80% 84% 87% 87% 85% 77% 84% 78% 83 % NIAGEN Related Revenues as % of Total Net Sales 93% 94% 95% 94% 94% 93% 95% 96% 96% 95% 95% 95 % YOY Growth Rate - Net Sales Total Company 2% 16% 22% 15% 14% 18% (5) % (1) % 19% 7% 31% 21 % NIAGEN Related 4% 22% 29% 14% 17% 18% (4) % (1) % 20% 8% 34% 21 % Total TRU NIAGEN 12% 31% 24% 14% 20% 20% (6) % (1) % 14% 6% 18% 16%

10 Q2 2023 vs Q2 2022 Key P&L Metrics (in thousands) Q2 2023 Q2 2022 Notes Net Sales $20,323 $16,732 Tru Niagen® business up 16% propelled by E-Commerce growth (up +8%) and higher Watson’s sales. Niagen® ingredient sales up 72% fueled by strong demand from existing partners Gross Profit % of Net Sales 12,356 60.8% 10,042 60.0% Up 80bps largely driven by economies of scale and supply chain optimization, partly offset by changes in business mix Sales and Marketing % of Net Sales 6,009 29.6% 8,021 47.9% Improvements reflect reduced total spend with focus on most efficient distribution channels and marketing campaigns Research and Development 1,365 1,245 Up slightly due to increased investments to accelerate R&D pipeline General and Administrative 7,298 7,163 Driven by higher severance, restructuring and bad debt expense, largely offset by lower legal expense Total Operating Expense 14,672 16,429 Reduced sales & marketing expense, slightly offset by higher R&D and G&A expense Operating Loss $(2,316) $(6,387) Reflects higher net sales, improved gross margins and lower operating expense

11 Adjusted EBITDA Summary ChromaDex Corporation and Subsidiaries Reconciliation of Non-GAAP Finanical Measures (In thousands) Three months ended Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Net loss, as reported $ (7,381) $ (5,566) $ (8,856) $ (5,325) $ (7,740) $ (6,397) $ (985) $ (1,418) $ (1,902) $ (2,191) Adjustments Interest (income) expense 19 12 15 9 8 10 5 (26) (66) (125) Depreciation 221 226 232 211 201 212 235 221 228 232 Amortization of intangibles 60 61 53 51 49 50 44 43 41 39 Amortization of right of use assets 126 128 131 126 299 169 170 191 171 173 Share-based compensation 1,284 1,616 1,822 1,473 1,888 1,296 1,229 1,326 1,273 1,324 Severance and restructuring (10) 13 342 6 821 17 181 13 186 766 Other income - Employee Retention Tax Credit — — — — — — (2,085) — — — Adjusted EBITDA $ (5,681) $ (3,510) $ (6,261) $ (3,449) $ (4,474) $ (4,643) $ (1,206) $ 350 $ (69) $ 218 Q2 2023 Adjusted EBITDA was a positive $0.2 million, a $4.9 million improvement year-over-year, driven by higher net sales and strategic expense management across all areas of cost structure.

12 Q2 2023 Operating Loss vs Q2 2022 (in millions) (6.4) 2.2 1.9 0.6 0.2 0.1 (0.7) (0.1) (0.1) (2.3) Q2 2022 Operating Loss Volume Sales & Marketing Legal Gross Margin Improvement Other G+A Severance and Restructuring Equity Comp (G+A) Research and Development Q2 2023 Operating Loss (9.0) (8.0) (7.0) (6.0) (5.0) (4.0) (3.0) (2.0) (1.0) — -$0.9 MM+$5.0 MM

13 Quarterly Balance Sheet Highlights (in thousands) 12/31/20 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 Key Drivers (YoY for 2023 YTD) Cash $16,697 $28,219 $20,993 $17,072 $13,262 $20,441 $23,141 $26,406 Driven by cash inflows from operations Inventory 11,683 13,601 15,307 15,753 15,636 14,677 11,908 11,973 Driven by higher net sales and improvements in inventory management Trade Receivables 2,694 5,226 6,310 4,228 4,744 8,482 9,221 6,118 Driven by higher total net sales, increased reserves and timing of purchases and collections Accrued Liabilities 6,133 6,481 8,126 6,696 6,756 7,337 8,610 8,079 Driven by timing of expenses Accounts Payable 9,445 10,423 9,780 10,197 9,119 9,679 8,951 10,031 Driven by timing of disbursements Equity $16,424 $31,727 $25,877 $20,778 $21,023 $28,672 $28,017 $27,150 Driven by net loss, partially offset by share-based compensation Improvements in working capital largely attributable to supply chain optimization efforts related to inventory

Quarterly Cash Flow Highlights

(in thousands)	FY 2020	FY 2021	3/31/22	6/30/22	9/30/22	12/31/2022	FY 2022	3/31/23	6/30/2023
Net Loss	$ (19,925)	$(27,128)	$(7,740)	$(6,397)	$(985) (4)	$(1,418)	$(16,540) (4)	$(1,902)	$(2,191)
Working Capital	383 (1)	(4,915)	(1,923)	923	(4,461) (4)	(466)	(5,927) (4)	2,644	3,401
Cash From / (Used for) Operations	**(10,600)**	**(24,163)**	**(7,198)**	**(3,832)**	**(3,740)**	**(328)**	**(15,098)**	**2,792**	**3,280**
Cash Used for Investing	(165)	(409)	(25)	(85)	(52)	(172)	(334)	(91)	(5)
Cash From / (Used for) Financing	**8,650** (2)	**36,094** (3)	(3)	(4)	(18)	7,679 (5)	**7,654** (5)	(1)	(10)
Net Increase / (Decrease) in Cash	**$ (2,115)**	**$11,522**	**$(7,226)**	**$(3,921)**	**$(3,810)**	**$7,179**	**$(7,778)**	**$2,700**	**$3,265**
Ending Cash Balance	**$ 16,697**	**$28,219**	**$20,993**	**$17,072**	**$13,262**	**$20,441**	**$20,441**	**$23,141**	**$26,406**

Achieved positive net cash flows from operations for a second consecutive quarter driven by diligent expense management and supply chain optimization efforts

1. Includes $1 million deferred revenue related to the product launch fee received from Nestlé.
2. Includes $5 million issuance of common stock, net of $144,000 issuance costs and includes $4.1 million proceeds from exercise of stock options.
3. Includes $27.2 million issuance of common stock, net of $428,000 issuance costs and includes $9.5 million in proceeds from exercise of stock options.
4. Includes $2.1 million related to the Employee Retention Tax Credit (no net cash flow impact).
5. Includes $7.7 million issuance of common stock, net of $353,000 issuance costs.

ChromaDex. TRU NIAGEN 14

15 2023 Financial Outlook (in thousands) 2021 Actual 2022 Actual 2023 Full Year Outlook Key Drivers Net Sales $67,449 $72,050 At least 15% growth, with opportunities for greater growth (previously at least 12.5% growth, with realistic possibility of significantly greater growth) • Includes steady growth from E-commerce business & recurring revenues from established partnerships as well as some realized upside from newer partnerships in the first half of 2023 • Upside includes additional opportunities with new partnerships, channels, and products Gross Margin % (as a % of net sales) 61.5% 59.4% Stable YoY (unchanged from last quarter's outlook) • Cost savings initiatives and economies of scale offsetting continued inflationary pressures Selling, Marketing & Advertising (as a % of net sales) 42.0% 39.3% Down as a % of net sales (unchanged from last quarter's outlook) • Focused and optimized investments to drive Tru Niagen® brand awareness, following the larger brand campaign in Q1 2023 Research & Development $3,832 $4,826 Up in absolute dollars YoY (unchanged from last quarter's outlook) • Increased investment in future innovation, including new NAD precursor development • Higher investments planned in second half of 2023 General & Administrative $36,379 $28,286 Flat to down $1 million YoY (previously down $1 to $2 million) • Disciplined overall expense management, offset by higher bad debt expense and infrastructure investments to support growth Strong 2023 net sales growth and further optimization of cost structure, with selective investments in brand building initiatives and R&D to drive future innovation.

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) The Science 16

17 Recent Peer-Reviewed Clinical Publications • JCI Insight – Ahmadi et al., 2023 – "Randomized Crossover Clinical Trial of Coenzyme Q10 and Nicotinamide Ribosome in Chronic Kidney Disease" – May 2023 • The study examined the effects of NR and CoQ10 on physical endurance and metabolism in 25 chronic kidney disease (CKD) patients for 6 weeks. • NR showed potential for improved energy metabolism. • NR reduced triglyceride and ceramide levels associated with CKD. • Neither NR nor CoQ10 improved the patients' physical endurance or fitness. • Both compounds were well-tolerated with no serious adverse effects.

18 Scientific Advisory Board Charles Brenner, Ph.D. Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism City of Hope World's Foremost Authority on NAD Metabolism Roger Kornberg, Ph.D. Chairman Professor of Structural Biology Stanford University Nobel Prize Winner, Chemistry, 2006 Rudolph Tanzi, Ph.D. Kennedy Professor of Neurology Harvard University Leading Alzheimer's Researcher, TIME 100 Most Influential 2015 Dr. Bruce German Chairman of Food, Nutrition, & Health University of California, Davis Leader in Food, Nutrition, & Wellness Innovation Professor Sir John Walker, Ph.D. Emeritus Director, MRC Mitochondrial Biology University of Cambridge Nobel Prize Winner, Chemistry, 1997 Brunie H. Felding, Ph.D. Associate Professor of Molecular Medicine Scripps Research Institute Renowned Breast Cancer Researcher focused on NAD+ supplementation Dr. David Katz President of True Health Initiative CEO of Diet ID World renowned physician & preventive medicine expert Dr. Vilhelm (Will) Bohr, M.D., Ph.D., D.Sc. Professor in Genome Instability and Neurodegeneration, Department of Cellular and Molecular Medicine, University of Copenhagen. One of the world’s most published researchers on aging and neurodegenerative disease NOBEL PRIZE WINNERS | CHEMISTRY

Basic Physiological Functions are NAD+ Dependent

INTRINSIC CAPACITY DOMAIN

Based on World Health Organization's definition

	VITALITY	LOCOMOTION	COGNITION	SENSORY	PSYCHOLOGICAL
	Energy metabolism Hormonal function Cardio-respiratory function	Muscle strength Balance Gait	Memory Intelligence Problem-solving	Vision Hearing	Mood Emotional vitality
Number of clinical trials (active)*	14	9	2	4	1
Number of clinical trials (complete)*	10	6	5	0	0
% of all registered Niagen® clinical trials**	46%	31%	13%	8%	2%
Conditions Studied	Type II Diabetes (Insulin Sensitivity) Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver Heart Failure Hypertension Arterial Stiffness Vascular Function Immunity/Inflammation Chronic Kidney Disease	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/ Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies *(e.g. Diabetic Neuropathy, Peripheral Neuropathy)* Small Nerve Fiber Degeneration	Anxiety Depression

*Source: Based on Niagen® NR trials registered on clinicaltrials.gov. Used ChromaDex classification into intrinsic capacity domains. As of July 12, 2023. Chart includes suspended trials but does not include pharmacokinetic or terminated trials.
**Based on Niagen® nicotinamide riboside (NR) clinical trials listed on clinicaltrials.gov

ChromaDex 19

The information contained in this documents is confidential, privileged and only for the information of the intended recipient and may not be used, published or redistributed without the prior written consent (2019) Contact Info: T: +1(949) 356-1620 InvestorRelations@ChromaDex.com www.chromadex.com Where to buy TRU NIAGEN® TruNiagen.com Amazon.com 20